UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report - June 11, 2008 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)

(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ingersoll-Rand Company Limited (the “Company”), a Bermuda company, is filing this Current Report on Form 8-K to update the historical guarantor financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, to reflect the expected issuance of debt securities by Ingersoll-Rand Global Holding Company Limited (“IR Global Holding”), a Bermuda company and a wholly-owned subsidiary of the Company. Historically, IR Global Holding was not separately reported in the guarantor footnote since it historically was never an issuer of public issued securities. The Company will provide a full and unconditional guarantee of the debt securities issued by IR Global Holding.

The Company has revised the guarantor financial statements for all periods presented in order to reflect IR Global Holding as a stand-alone subsidiary as it is expected to be the issuer of the new debt issuance and non-guarantor (other subsidiary) for the public debt issued by IR-New Jersey. As part of the process to revise the condensed financial statements, the Company noted errors within the consolidation process of the subsidiaries. Total consolidated results were not impacted by these revisions; however, certain amounts reported within the IR-New Jersey and Other Subsidiary columns have been corrected. The Company determined that these errors were immaterial to the Company’s financial statements. All periods have been revised in the current presentation.

Unless otherwise indicated, all information contained in this update is as of the respective filing dates of the Company’s Form 10-K and 10-Q. We have not updated the disclosures contained in the Form 10-K or 10-Q to reflect any other events that occurred after the respective filing dates (e.g., changes in executive officers, new accounting pronouncements and acquisitions, etc.).

The audited financial statements of the Company for the fiscal year ended December 31, 2007 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The unaudited financial statements of the Company for the quarterly period ended March 31, 2008 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Other than the revisions to the guarantor footnote refered above, the Company has made no changes to its Form 10-K or Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of Analysis, Research & Planning Corporation
99.1	Audited financial statements for the fiscal year ended December 31, 2007
99.2	Unaudited financial statements for the quarterly period ended March 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED

(Registrant)

Date: June 11, 2008	/s/ Patricia Nachtigal
Patricia Nachtigal

Senior Vice President and

General Counsel